                                                                                                        Exhibit 23(c) (i)

                                          OPPENHEIMER CAPITAL INCOME FUND
                                          -------------------------------
                                   Class A Share Certificate (8-1/2" x 12-5/8")
                                   --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

                                 (upper left) box with heading: NUMBER (OF SHARES)
                                  (upper right) box with heading: CLASS A SHARES
                                              (centered below boxes)
                                          OPPENHEIMER CAPITAL INCOME FUND
                                          A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                       box with CUSIP number
                                                                       683793103
(at left) ______________________ is the owner of

                          (centered) FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST OF
                                          OPPENHEIMER CAPITAL INCOME FUND

                           A  series  of  Oppenheimer   Capital  Income  Fund  (hereinafter   called  the  "Fund"),
                           transferable  only on the  books of the Fund by the  holder  hereof in person or by duly authorized  attorney,  upon  surrender  of  this  certificate  properly  endorsed.  This
                           Certificate  and the shares  represented  hereby are issued and shall be held subject to all of the  provisions  of the  Declaration  of Trust  of the  Fund to all of which  the
                           holder  by   acceptance   hereof   assents.   This   certificate   is  not  valid  until
                           countersigned by the Transfer Agent.

                           WITNESS  the  facsimile  seal of the Fund  and the  signatures  of its  duly  authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Robert G. Zack
-----------------------                                                -------------------
TREASURER                                                                       SECRETARY

                                               (centered at bottom)
                                          1-1/2" diameter facsimile seal
                                                    with legend
                                          OPPENHEIMER CAPITAL INCOME FUND
                                                       SEAL
                                                       1986
                                           COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                     Denver (Colo) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

(at lower left corner, outside ornamental border)
300-000000 [certificate number]

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The  following  abbreviations  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

UNDER UGMA/UTMA ___________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________  Class A Shares of beneficial  interest  represented by the within
Certificate, and do
hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:               _____________________________
                                                                       Signature of Officer/Title

(text printed     NOTICE:  The  signature(s)  to this  assignment  must  vertically  to right  correspond  with the name(s) as written upon the of above paragraph) face of the certificate in every particular  without  alteration or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.

                      -----------------------------------------------------------------------
                                     THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                  Exhibit 24(c)(ii)

                                          OPPENHEIMER CAPITAL INCOME FUND
                                          -------------------------------
                                   Class B Share Certificate (8-1/2" x 12-5/8")
                                   --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

                                 (upper left) box with heading: NUMBER (OF SHARES)
                                  (upper right) box with heading: CLASS B SHARES
                                              (centered below boxes)
                                          OPPENHEIMER CAPITAL INCOME FUND
                                          A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                       box with CUSIP number
                                                                       683793202
(at left) is the owner of

                          (centered) FULLY PAID CLASS b SHARES OF BENEFICIAL INTEREST OF
                                          OPPENHEIMER CAPITAL INCOME FUND

                           A  series  of  Oppenheimer   Capital  Income  Fund  (hereinafter   called  the  "Fund"),
                           transferable  only on the  books of the Fund by the  holder  hereof in person or by duly authorized  attorney,  upon  surrender  of  this  certificate  properly  endorsed.  This certificate  and the shares  represented  hereby are issued and shall be held subject to all of the  provisions  of the  Declaration  of Trust  of the  Fund to all of which  the
                           holder  by   acceptance   hereof   assents.   This   certificate   is  not  valid  until
                           countersigned by the Transfer Agent.

                           WITNESS  the  facsimile  seal of the Fund  and the  signatures  of its  duly  authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Robert G. Zack
-----------------------                                                -------------------
TREASURER                                                                       SECRETARY

                                          1-1/2" diameter facsimile seal
                                                    with legend
                                          OPPENHEIMER CAPITAL INCOME FUND
                                                       SEAL
                                                       1986
                                           COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                     Denver (Colo) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

(at lower left corner, outside ornamental border)
301-000000 [certificate number]

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

UNDER UGMA/UTMA ___________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

_______________________________________________________________________(Please  print or type name and  address  of assignee)

------------------------------------------------------

________________________________________________  Class B Shares of beneficial  interest  represented by the within certificate, and do
hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:               _____________________________
                                                                       Signature of Officer/Title

(text printed     NOTICE:  The  signature(s)  to this  assignment  must  vertically  to right  correspond  with the name(s) as written upon the of above paragraph) face of the certificate in every particular  without  alteration or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.

                      -----------------------------------------------------------------------
                                     THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                 Exhibit 24(c)(iii)

                                          OPPENHEIMER CAPITAL INCOME FUND
                                          -------------------------------
                                   Class C Share Certificate (8-1/2" x 12-5/8")
                                   --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

                                 (upper left) box with heading: NUMBER (OF SHARES)
                                  (upper right) box with heading: CLASS C SHARES
                                              (centered below boxes)
                                          OPPENHEIMER CAPITAL INCOME FUND
                                          A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              box with CUSIP number
                                                              683793301
(at left) is the owner of

                          (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST OF
                                          OPPENHEIMER CAPITAL INCOME FUND

                           A  series  of  Oppenheimer   Equity  Income  Fund   (hereinafter   called  the  "Fund"),
                           transferable  only on the  books of the Fund by the  holder  hereof in person or by duly authorized  attorney,  upon  surrender  of  this  certificate  properly  endorsed.  This certificate  and the shares  represented  hereby are issued and shall be held subject to all of the  provisions  of the  Declaration  of Trust  of the  Fund to all of which  the
                           holder  by   acceptance   hereof   assents.   This   certificate   is  not  valid  until
                           countersigned by the Transfer Agent.

                           WITNESS  the  facsimile  seal of the Fund  and the  signatures  of its  duly  authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Robert G. Zack
-----------------------                                                -------------------
TREASURER                                                                       SECRETARY

                                               (centered at bottom)
                                          1-1/2" diameter facsimile seal
                                                    with legend
                                          OPPENHEIMER CAPITAL INCOME FUND
                                                       SEAL
                                                       1986
                                           COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                     Denver (Colo) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

(at lower left corner, outside ornamental border)
301-000000 [certificate number]

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

UNDER UGMA/UTMA ___________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________  Class C Shares of beneficial  interest  represented by the within certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:               _____________________________
                                                                       Signature of Officer/Title

(text printed     NOTICE:  The  signature(s)  to this  assignment  must  vertically  to right  correspond  with the name(s) as written upon the of above paragraph) face of the certificate in every particular  without  alteration or enlargement or any change whatever.

(text printed in Signatures  must be guaranteed by a financial box to left of  institution of the type described in the current signature(s)) prospectus of the Fund.

                      -----------------------------------------------------------------------
                                     THIS SPACE MUST NOT BE COVERED IN ANY WAY

                                                                                                  Exhibit 24(c)(iv)

                                          OPPENHEIMER CAPITAL INCOME FUND
                                          -------------------------------
                                   Class N Share Certificate (8-1/2" x 12-5/8")
                                   --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

                                 (upper left) box with heading: NUMBER (OF SHARES)
                                  (upper right) box with heading: CLASS N SHARES
                                              (centered below boxes)
                                          OPPENHEIMER CAPITAL INCOME FUND
                                          A MASSACHUSETTS BUSINESS TRUST

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR CERTAIN DEFINITIONS

                                                              box with CUSIP number
                                                              683793400
(at left) is the owner of

                          (centered) FULLY PAID CLASS N SHARES OF BENEFICIAL INTEREST OF
                                          OPPENHEIMER CAPITAL INCOME FUND

                           A  series  of  Oppenheimer   Capital  Income  Fund  (hereinafter   called  the  "Fund"),
                           transferable  only on the  books of the Fund by the  holder  hereof in person or by duly authorized  attorney,  upon  surrender  of  this  certificate  properly  endorsed.  This certificate  and the shares  represented  hereby are issued and shall be held subject to all of the  provisions  of the  Declaration  of Trust  of the  Fund to all of which  the
                           holder  by   acceptance   hereof   assents.   This   certificate   is  not  valid  until
                           countersigned by the Transfer Agent.

                           WITNESS  the  facsimile  seal of the Fund  and the  signatures  of its  duly  authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Robert G. Zack
-----------------------                                                -------------------
TREASURER                                                                       SECRETARY

                                               (centered at bottom)
                                          1-1/2" diameter facsimile seal
                                                    with legend
                                          OPPENHEIMER CAPITAL INCOME FUND
                                                       SEAL
                                                       2000
                                           COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                     Denver (Colo) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

(at lower left corner, outside ornamental border)
301-000000 [certificate number]

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

UNDER UGMA/UTMA ___________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________  Class N Shares of beneficial  interest  represented by the within certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:               _____________________________
                                                                       Signature of Officer/Title

(text printed     NOTICE:  The  signature(s)  to this  assignment  must  vertically  to right  correspond  with the name(s) as written upon the of above paragraph) face of the certificate in every particular  without  alteration or enlargement or any change whatever.

(text printed in Signatures  must be guaranteed by a financial box to left of  institution of the type described in the current signature(s)) prospectus of the Fund.

                      -----------------------------------------------------------------------
                                     THIS SPACE MUST NOT BE COVERED IN ANY WAY